UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2009
Date of Report (Date of earliest event reported)

WESTMOORE HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

339 N. Highway 101, Solana Beach, CA 92075
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  858-755-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers

As of August 10, 2009, Westmoore Holdings, Inc., a Nevada corporation (the “Company”) received and accepted the following resignations:

a)	Robert L. Jennings, II resignation as a Director and the Treasurer of the Company;
b)	Michael Graven’s resignation as a Director of the Company;
c)	Joseph Duffel’s resignation as a Director who of the Company.

In addition, as of January 31, 2009, Mr. Shawn Crawford resigned as Secretary of the Company.

Matthew Jennings shall fill the positions of Treasurer and Secretary on a continuous basis or until the next annual meeting of the Board of Directors.  Such Board of Directors positions shall remain open until the next annual Shareholders Meeting. Attached hereto as Exhibit 99.1, is a copy of the Press Release as issued by the Company.

Item 9.01	Exhibits

99.1         Press Release

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2009	WESTMOORE HOLDINGS, INC.

	By:	/s/ Matthew Jennings
Matthew Jennings, CEO